                                                                    EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection  with the Annual Report on Form 10-K of UTG, Inc. (the  "Company")
for the  period  ended  December  31,  2004,  as filed with the  Securities  and
Exchange  Commission  on the date hereof  (the  "Report")  I, Jesse T.  Correll,
Chairman  of the Board and  Chief  Executive  Officer  of the  Company,  certify pursuant to 18 U.S.C.ss.1350, as adopted pursuant toss.906 of the Sarbanes-Oxley
Act of 2002, that, to the best of my knowledge:

     (1)  The Report fully  complies with the  requirements  of section 13(a) or
          15(d) of the Securities Exchange Act of 1934; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Company

                                               By:   /s/ Jesse T. Correll
                                                     Jesse T. Correll
                                               Chairman of the Board and
                                               Chief Executive Officer

Date: March 14, 2006